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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                              FORM 8-K/A



                            AMENDMENT NO. 1
                                  TO
                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                    Date of Report:  March 28, 1995


                     BATTLE MOUNTAIN GOLD COMPANY
        (Exact name of registrant as specified in its charter)


          Nevada                        1-9666                 76-0151431
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)

     333 Clay Street                                           77002
       42nd Floor                                           (Zip Code)
     Houston, Texas
  (Address of principal
   executive offices)


   Registrant's telephone number, including area code:  713/650-6400

                                 NONE
    (Former name or former address, if changed since last report.)

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     The undersigned registrant hereby amends the following items of its
Current Report on Form 8-K dated January 6, 1995:

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On January 6, 1995, the Finance and Audit Committee of the Board of Directors of the Company approved the engagement of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1995, to replace the firm of Arthur Andersen LLP. The termination by the Company of the engagement of Arthur Andersen LLP was effective upon the completion of the audit for the year ended December 31, 1994, and the filing of the Company's Annual Report on Form 10-K for that year on March 28, 1995.

     The reports of Arthur Andersen LLP on the Company's consolidated financial statements for the years ended December 31, 1992, 1993 and 1994, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than as discussed below. The report of Arthur Andersen LLP on the Company's consolidated financial statements for the year ended December 31, 1992, was modified to make reference to the Company's adoption of Statement of Financial Accounting Standards No. 109 and Statement of Financial Accounting Standards No. 106 issued by the Financial Accounting Standards Board, which caused a change in its methods of accounting for income taxes and postretirement benefits other than pension plans, respectively.

     During the years ended December 31, 1993 and 1994, and the subsequent interim period through March 28, 1995, there were no disagreements between the Company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in their report.

     The Company has requested Arthur Andersen LLP to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the above statements. A copy of that letter, dated March 29, 1995, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     16.  Letter dated March 29, 1995, from Arthur Andersen LLP.


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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Battle Mountain Gold Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BATTLE MOUNTAIN GOLD COMPANY



Date:  March 29, 1995                  By:   /s/ Robert J. Quinn
                                       ----------------------------------
                                       Robert J. Quinn
                                       Vice President and General Counsel





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